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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                              --------------------



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  September 17, 1998


                        U.S. RESTAURANT PROPERTIES, INC.
               (Exact name of registrant as specified in charter)


              MARYLAND                   1-13089                75-2687420
   (State or other jurisdiction        (Commission            (IRS Employer
of incorporation or organization)      File Number)          Identification No.)


         5310 Harvest Hill Road
                Suite 270
            Dallas, Texas                                          75230
(Address of principal executive offices)                         (Zip Code)


(Registrant's telephone number, including area code):  (972) 387-1487





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ITEM 5.  OTHER EVENTS

         U.S. Restaurant Properties, Inc. (the "Company") is filing this Current Report on Form 8-K for purposes of incorporating by reference the exhibits attached hereto into Part II of the Company's registration statement on Form S-3 (Registration No. 333-34263).

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

         Not applicable.

     (b) PRO FORMA FINANCIAL INFORMATION.

         Not applicable.

     (c) EXHIBITS.

         1.1 Underwriting Agreement entered into between the Company and EVEREN Securities, Inc.

         1.2 Underwriting Agreement entered into between the Company and Morgan Keegan & Company, Inc.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          U.S. RESTAURANT PROPERTIES, INC.




Date:  September 25, 1998                 By:   /s/ Robert J. Stetson
                                              ----------------------------------
                                                    Robert J. Stetson
                                                    Chief Executive Officer and
                                                    President


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                                  EXHIBIT INDEX



Exhibit
No.               Description                                                             Page No.
---------         -----------                                                             --------

1.1      Underwriting Agreement entered into between the Company and EVEREN
         Securities, Inc.

1.2      Underwriting Agreement entered into between the Company and Morgan
         Keegan & Company, Inc.